Exhibit 99.1

   Investor Presentation  September 2020

Safe Harbor Statement

*This document contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information about possible or assumed future sales, results of operations, developments, regulatory approvals or other circumstances. Sentences that include "believe", "expect", "plan", "intend", "estimate", "anticipate", "project", "may", "will", "shall", "should" and similar expressions, whether in the positive or negative, are intended to identify forward-looking statements.

All forward-looking statements in this news release reflect management's current views about future events and are based on assumptions and subject to risks and uncertainties. Consequently, actual results may differ materially from those expressed here as a result of various factors, including all the risks discussed and identified in public filings with the U.S. Securities and Exchange Commission (SEC).

In addition, the Company operates in a highly competitive, constantly changing environment, influenced by very large organizations that have resulted from business combinations, aggressive marketing and pricing practices of competitors, and regulatory oversight. The following factors, if markedly different from the Company's planning assumptions (either individually or in combination), could cause Triple-S Management's results to differ materially from those expressed in any forward-looking statements shared here:

- Trends in health care costs and utilization rates
- Ability to secure sufficient premium rate increases
- Competitor pricing below market trends of increasing costs
- Re-estimates of policy and contract liabilities
- Changes in government laws and regulations of managed care, life insurance or property and casualty insurance
- Significant acquisitions or divestitures by major competitors
- Introduction and use of new prescription drugs and technologies
- A downgrade in the Company's financial strength ratings
- Litigation or legislation targeted at managed care, life insurance or property and casualty insurance companies
- Ability to contract with providers consistent with past practice
- Ability to successfully implement the Company's disease management, utilization management and Star ratings programs
- Ability to maintain Federal Employees, Medicare and Medicaid contracts
- Volatility in the securities markets and investment losses and defaults
- General economic downturns, major disasters, and epidemics

This list is not exhaustive. Management believes the forward-looking statements in this release are reasonable. However, there is no assurance that the actions, events or results anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on the Company's results of operations or financial condition. In view of these uncertainties, investors should not place undue reliance on any forward-looking statements, which are based on current expectations. In addition, forward-looking statements are based on information available the day they are made, and (other than as required by applicable law, including the securities laws of the United States) the Company does not intend to update or revise any of them in light of new information or future events.
Readers are advised to carefully review and consider the various disclosures in the Company's SEC reports.

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TRIPLE-S MANAGEMENT

 Strong balance sheet  Well regulated market = strong barrier to entry  Upgrading technology and information systems to improve healthcare management and outcomes  Management team with deep managed care expertise leveraging 60+ year experience and brand equity   Well positioned to grow business as premier healthcare company in Puerto Rico  3    Investment Highlights

Introduction to Triple-S



Who we are

- Most experienced managed care organization (MCO) in Puerto Rico
- Exclusive BCBS licensee for Puerto Rico, Costa Rica and U.S. Virgin Islands
- **NYSE: GTS**

Solid Financials

- Premiums earned 5-year CAGR of **8.9%**
- 2019 medical loss ratio (MLR) of **84.6%**
- As of June 30, 2020, approximately **$141 million** in cash and cash equivalents and only **$55 million** of long-term debt on balance sheet

Recent Progress

- Four consecutive years of **4.0 Star** rating or higher for Medicare Advantage (MA) HMO product
- Grew MA membership by over **8,200 members** during 2020 open enrollment, expanded MA market share to **22%**
- Established ambulatory clinic network in Puerto Rico

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TRIPLE-S MANAGEMENT

Deep Senior Management Expertise



Roberto García-Rodríguez
President & CEO

- 25+ years of health care / legal industry experience
- Has held various roles since joining Triple-S in 2008, including COO from 2013-2016
- Member of the Board of Directors of the Blue Cross Blue Shield Association



Juan José Román-Jiménez
CFO & Executive VP, Ancillary Business

- 30+ years of financial and health care industry experience, CPA
- Prior to rejoining Triple-S, was CFO of EVERTEC, a NYSE-listed payments services company
- Previously spent 15 years at Triple-S in various positions



Madeline Hernández-Urquiza
COO & Executive VP, Managed Care

- 30+ years of health care and financial industry experience
- Was Chief Risk Officer for Commercial and Medicaid businesses
- Successfully reorganized Medicare Advantage subsidiary, leading to upgraded HMO rating



Juan Serrano
Chief Strategy Officer and EVP, Healthcare Delivery

- Joined in July 2020
- 30+ years of broad multi-sectorial experience in the health plan, care delivery and risk management fields across the Medicare Advantage, Medicaid and commercial insurance segments.



Arturo Carrión-Crespo
President
Triple-S Vida

- 30+ years of life/health insurance industry experience
- President of Triple-S Vida since 1998
- Also spent 11 years at Great American Life Assurance Company of Puerto Rico



José Del Amo-Mojica
President
Triple-S Propiedad

- 30+ years of property and casualty insurance experience
- Joined Triple-S in 1998
- Grew through the ranks from Surety Manager to Sr. VP of Underwriting and Claims

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TRIPLE-S MANAGEMENT

   Market Share in Puerto Rico  Premiums written for all managed care segments    6  *Based on Premiums Written per statutory filings.

Managed Care Market in Puerto Rico

Key segments



Medicare Advantage

- Highest MA penetration in the nation; almost half Duals
- 22% market share – significant growth opportunity
- PMPM premiums = 4x Medicaid and Commercial
- Strong retention and member affinity for Triple-S



Medicaid

- Represents close to 40% of Puerto Rico population
- 30% market share, expected to grow as competitor exits
- Delivers significant scale and synergies with Duals



Commercial

- Triple-S leads the market with approximately 40% share
- We participate in all commercial sub-segments
- Over 90% retention rate
- Mostly PPO, fee-for-service products

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TRIPLE-S MANAGEMENT

Significantly Upgraded Medicare Advantage Product

TRIPLE-S ADVANTAGE

Legacy

Inconsistent product
Lack of cost control

2013-2016

Reposition
Reorganize

2016-2019

HMO Plan offerings with at least a 4-star rating

2020

Further expanded market share following 2020 AEP; 2nd consecutive year with the highest enrollment growth rate in Puerto Rico

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TRIPLE-S MANAGEMENT

 Competitive MA Offering Expands Growth Opportunities…    Consistency  Benefits design consistent YOY but adding innovation  Choice  75% of eligible consumers choose an MA plan  Cash  Designation provides additional premium in 2020   Value  Continuing to optimize costs in segment to drive stronger bottom line  Competitive  Attractive benefits and superior provider network  Four consecutive years of at least 4.0-star designation in HMO product - provides company with growth engine  9

 …Yielding Strong Performance  Premiums25% growth in MA premiums in 2019 vs. 20189% growth in MA premiums in 1H20 vs. 1H19    Membership134,600 MA members enrolled as of June 30, 2020 24% increase from 2018 year-end membership  Medical Loss Ratio (MLR)78.1% recasted MLR in 1H20320 bps improvement from prior year  10

 Growth in Re-designed Medicaid Program  Puerto Rico government established new model in November 2018, with a single, island-wide region where beneficiaries can choose their MCOGrew from initial membership of 288k to 364k in 2nd quarter of 2020, or 30% of the 1.2 million program beneficiariesExpected to reach 400k members by December 2020, as competitor exits the programContract negotiations in progress, with expected increase in rates retroactive to July 1, 2020  11  estimate

 *Adjusts for effect of prior period reserve developments and hurricanes; hurricane favorable impact on utilization in 2017 accounted for 330 basis points  Focused on disciplined underwriting  Triple-S maintains significant market share in Commercial segment in Puerto RicoFocused last couple of years on methodically reducing membership to clean up portfolio and remove unprofitable accounts, thus improving MLRWith portfolio underwriting improving, have carefully restarted growth initiatives    Commercial Fully- Insured Members(as of year-end)  Annual Medical Loss Ratio (MLR)  Adjusted Annual Medical Loss Ratio (MLR)*  2015  367,278  84.2%  86.6%  2016  335,643  85.2%  83.6%  2017  321,571  77.5%  76.7%  2018  311,222  82.4%  82.8%  2019  322,973  82.4%  82.9%  Optimizing Commercial Segment  12

P&C Segment – Return to Profitability



TRIPLE-S PROPIEDAD

- Post-hurricanes, commercial markets in Puerto Rico experiencing increases in pricing and modifications on policy conditions; typical following natural catastrophe events
- Stabilized P&C benefiting from "hard market"; $14.5 million operating income for 2019, $6.5 million for 1H20
- At the end of 2019, P&C's RBC ratio is approximately 220% after additional capital contributions and positive results from operations
- No unfavorable prior-period developments for seven consecutive quarters; P&C adequately reserved for hurricane-related claims

By the numbers (as of June 30, 2020)

Current reinsurance coverage	$814 million; protects company for losses caused by 1-in-250-year catastrophic event
Gross hurricane-related claims and LAE paid	$757 million
Hurricane-related cases closed	~97%

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TRIPLE-S MANAGEMENT

   Continuing to prudently allocate capital  74% of investment portfolio consists of investment-grade fixed income securitiesWell capitalized to support business operations throughout COVID-19 and beyond  As of June 30, 2020:Investment portfolio of $1.7 billionNo exposure to Puerto Rico Government bondsApproximately $141 million in cash and cash equivalentsLong-term debt of $55 million  Strong and Stable Balance Sheet  14

Pivoting to Long Term Growth

Creating long-term value by growing within Puerto Rico

Expand Medicare Advantage client base by focusing on best-in-class care coordination, clinical outcomes, enhanced benefits, and superior customer experience

Continue modernizing IT, integrating data and enhancing analytics to improve service, reduce costs and create PHM capabilities

Sponsor the integration of healthcare delivery by:

- Building on our investments in IPA, ambulatory clinic network and urgent care facilities
- Creating team-based clinical programs for specific populations
- Developing high performing, value-based networks

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 Ultimate goal of providing members with seamless access to high-quality, affordable and holistic careAlignment of clinical and financial outcomes around quality of care  Providing Seamless Access to High Quality Care                Integrated Delivery of Care –Long-Term Value Creation  16  Proposed new slide  Focus Primary Care relationships on value-based outcomes and cost managementDevelop High Performance Health Networks and Centers of ExcellenceRamp investments on connectivity and informatics to drive PHM and enhance care management performance  Integrated Healthcare and PHM  Primary Care  Select Specialty Care  Prevention and SDOH  Ancillary – Imaging, Lab  Virtual Healthcare  Pharmacy Services

COVID-19: Supporting our Community

- Business continuity plan seamlessly activated
- 85% of workforce remote with minimal interruption
- Enabling members to pay premiums via mobile and electronic fund transfer
- Expanded nurse triage service and telehealth availability / access
- Launched prescription drug home delivery service
- Members able to interact and meet healthcare needs safely and remotely
- Triple-S Foundation addressing food insecurity and aiding seniors
- Offering grace periods and deferrals for members who are struggling financially

Focused on keeping members engaged and satisfied to drive retention

17

TRIPLE-S MANAGEMENT

Strong balance sheet  Well regulated market = strong barrier to entry  Upgrading technology and information systems to improve healthcare management and outcomes  Management team with deep managed care expertise leveraging 60+ year experience and brand equity   Well positioned to grow business as premier healthcare company in Puerto Rico  18    Investment Highlights

   Appendix

   Consolidated Premiums Earned, net  20  ($ in millions)

   Managed Care Premiums Earned, net  21  ($ in millions)

   Consolidated Claims Incurred and Loss Ratio  22  ($ in millions)

   Consolidated Operating Expenses and Expense Ratio  23  ($ in millions)